THE PARNASSUS FUNDSSM

Quarterly Report September 30, 2008

Parnassus Fund

Parnassus Equity Income Fund

Parnassus Mid-Cap Fund

Parnassus Small-Cap Fund

Parnassus Workplace Fund

Parnassus Fixed-Income Fund

Parnassus Fund	(PARNX	)

Parnassus Equity Income Fund–Investor Shares	(PRBLX	)

Parnassus Equity Income Fund–Institutional Shares	(PRILX	)

Parnassus Mid-Cap Fund	(PARMX	)

Parnassus Small-Cap Fund	(PARSX	)

Parnassus Workplace Fund	(PARWX	)

Parnassus Fixed-Income Fund	(PRFIX	)

THE PARNASSUS FUNDSSM

November 3, 2008

DEAR SHAREHOLDER:

The theme of this quarterly report is going to be “good news-bad news.” The good news is that all five of our equity funds beat their benchmarks by substantial amounts for both the quarter and the year-to-date. The Small-Cap Fund even had a positive return for the quarter and the year-to-date as of September 30. We’re proud that our funds were able to deliver relatively good performance during difficult times.

The bad news, of course, is that markets are in turmoil. The unprecedented collapse of major financial institutions and the freezing up of credit markets have contributed to one of the worst bear markets in history. As this report is being written in mid-October, the Dow Jones Industrial Average has fallen eight days in a row. On most days, the drop is several hundred points. Each day, I think that the selling will be over because stocks are trading at very low levels, but the selling continues.

The subprime mortgage crisis triggered the collapse, but falling stock prices have now taken on a life of their own. Hedge funds that borrowed enormous sums of money to achieve attractive returns are now seeing how leverage works in reverse. Sharply negative returns have caused their investors to redeem, and this means that hedge funds have to sell stock. Mutual funds have had big redemptions — over $70 billion in September and over $50 billion in the first half of October. To meet these redemptions, mutual funds have to sell enormous quantities of stock. I’m happy to report that our redemptions have been very light, compared to other mutual funds. Almost all of you realize that now is the worst time to redeem your shares. I appreciate the confidence that you have shown in us during this difficult time.

There are tremendous values in the stock market right now, but many institutions with money to invest are waiting, because there may be even better bargains in a day or two. At some point, mutual funds, hedge funds and other institutions will stop selling. The market will hit bottom, and there will be a very big rally, as investors realize that there is a tremendous opportunity to buy stocks at fire-sale prices. I hope that by the time you receive this report, that will have happened, but it’s impossible to know when we will hit bottom.

Personnel Matters

As of October 1, I am relinquishing my duties as portfolio manager of the Parnassus Mid-Cap Fund. We have built a team of senior analysts who now have enough experience to be portfolio managers. I’m proud to announce that the team of Benjamin Allen, Matthew Gershuny and Lori Keith will now be running the Mid-Cap Fund. I have complete confidence in their abilities, as evidenced by the fact that I’m leaving my personal investment in the Mid-Cap Fund.

We’re fortunate to have an excellent intern with us this semester, Iyassu T. Essayas, who holds a bachelor’s degree in biology from the University of San Francisco (“USF”). Iyassu also took a substantial number of business courses while he was at USF. His previous experience includes work in the controller’s office at NACA Logistics in Long Beach, California and work on the USF technology help desk, assisting with issues related to University-owned computers. Iyassu has served as a volunteer with the San Francisco Presidio Trust environmental restoration project. He will be pursuing his MBA in 2010.

Finally, I regret to inform you that my son, Stephen Dodson, has decided to leave the firm. He has spent six years with Parnassus Investments and has made significant contributions to the organization, spending time working in all departments, and most recently serving as president. We are a much better managed firm as a result of Stephen’s efforts, including supervising the installation of

The Parnassus Funds	1

our new website, improving the compliance function, overseeing new accounting and transfer-agent software and contributing to the research and investment management process, as well as hiring key people including the chief financial officer, the chief compliance officer and the manager of shareholder services. He has also worked well with our Board of Trustees. Stephen has definitely made my job much easier. It’s very disappointing to me that Stephen has decided to leave, indicating that he wants to do something else on his own. I’m sorry to see him go, but I wish him well in his future endeavors.

Yours truly,

Jerome L. Dodson
Chairman and Chief Executive Parnassus Investments

2	The Parnassus Funds

THE PARNASSUS FUND

Dear Shareholder:

As of September 30, 2008, the net asset value per share (“NAV”) of the Parnassus Fund was $32.89, so the total return for the third quarter was a loss of 3.44%. This compares to a loss of 8.37% for the S&P 500 Index (“S&P 500”), a loss of 11.16% for the average multi-cap core fund followed by Lipper Inc. (“Lipper average”) and a loss of 8.59% for the NASDAQ Composite Index (“NASDAQ”). Although we lost money during the third quarter, the loss was a relatively modest one compared to all our benchmarks. It’s never pleasant to lose money, but we can take some satisfaction that we beat the indices by substantial amounts, and we’ll have a big head start when the market turns around.

For the year-to-date, the Fund is down 10.28% compared to a loss of 19.29% for the S&P 500, a loss of 20.56% for the Lipper average and a loss of 21.10% for the NASDAQ. A loss of over ten percent is nothing to be happy about, but when compared to losses of double that amount for all the indices, our performance looks very good.

Below is a table comparing the Parnassus Fund with the S&P 500, the Lipper Multi-Cap Core Average and the NASDAQ over the past one-, three-, five- and ten-year periods. As you can see from the table, we are substantially ahead of all the indices for the one-and three-year periods. I’m particularly proud of the three-year record where we’ve averaged a positive return of over four percent per year, while the Lipper and the NASDAQ have had negative returns, and the S&P 500 is barely positive for that time period. We’re lagging the benchmarks for the five-year period. In late 2003, we were concerned about the economy and the stock market and increased the cash position of the portfolio. As it turned out, it was the wrong move, with the market taking off while we were left at the post. This was followed by a couple years of mediocre performance, and that’s the story of our weak five-year returns.

Looking at our longer-term record, you can see from the table that our ten-year returns are significantly above all the indices. We can be proud of our long-term performance.

Average Annual Total Returns for periods ended September 30, 2008	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

PARNASSUS FUND	(16.17%)	4.63%	3.18%	8.57%	1.00%	0.99%

S&P 500 Index	(21.98%)	0.22%	5.17%	3.06%	.NA	.NA

Lipper Multi-Cap Core Average	(22.79%)	(0.56%)	5.17%	5.42%	.NA	.NA

NASDAQ Composite Index	(21.92%)	(0.14%)	3.94%	2.67%	.NA	.NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Index and the NASDAQ Composite Index are unmanaged indices of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns may. Prior to May 1, 2004, the Parnassus Fund charged a sales load (maximum of 3.5%), which is not reflected in the total return calculations. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is available on the Parnassus website, and can also be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2008, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% of net assets, exclusive of acquired fund fees, until May 1, 2009. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

Analysis

The stock that hurt us the most during the quarter was Fannie Mae, the federally-chartered, but privately-owned corporation that provides liquidity to lenders by purchasing loans in the secondary mortgage market. I have long admired Fannie Mae and its sister agency, Freddie Mac, for doing a great job of fulfilling their social mission to provide financing for low- and moderate-income housing. In recent years, I’ve been disappointed with the management of both companies because of accounting irregularities, and because a few members of management sought to enrich themselves at the expense of shareholders. More recently, new managements took over at both organizations and set

The Parnassus Funds	3

the agencies back on the straight and narrow. Unfortunately, the new leaders faced serious challenges, as the housing market collapsed and many mortgage loans are now worth far less than their face values.

As these events transpired, I sold our entire position in Freddie Mac, believing that it did not have adequate capital and would have to raise more at an inopportune time. I held on to the Fannie Mae stock, which accounted for 1.5% of our portfolio, because I thought that it had enough capital to weather the storm and the company said it would not have to sell stock at a low price and dilute our equity. Both Fannie Mae and its government regulator publicly stated that Fannie Mae had enough capital and I took them at their word. Much to my surprise, the government seized both Freddie Mac and Fannie Mae, wiping out the shareholders. The Fund lost 93¢ per share with the crash of Fannie Mae stock from $19.51 at the beginning of the quarter to 95¢ when we sold it. We lost 25¢ per fund share on our Freddie Mac stock, as it sank 46.4% from $16.40 at the beginning of the quarter to $8.79 at the time we sold it.

There was a third federally-chartered, but privately-owned corporation that also hurt the Fund: SLM Corporation, formerly known as the Student Loan Marketing Corporation or Sallie Mae. It dropped 36.2% during the quarter from $19.35 to $12.34 for a loss of 26¢ on the NAV. Congress reduced the subsidy to lenders on student loans, and troubled conditions in the credit markets combined to cause difficulties for SLM. We’re still holding the stock, since we think it will climb higher when the credit markets improve.

Ciena Corporation sliced 58¢ off the NAV, as its stock went from $23.17 to $10.08 for a loss of 56.5%. The firm makes optical network products for telecommunication companies such as AT&T. The phone companies have delayed making capital investments because of the uncertain economic climate. We’re holding onto the stock, since we think that the telephone companies will have to make needed improvements to their networks before long, and they will have to buy a lot of equipment from Ciena.

Refiner Valero Energy sank 26.4% from $41.18 to $30.30 for a loss of 35¢ for each Parnassus share. During the quarter, the difference between the cost of crude oil and the price of refined products like gasoline (the “crack spread”) narrowed, hurting Valero’s margins. The company has also been selling less gasoline, partially because of an outage at one of their Texas-based refineries due to damage caused by Hurricane Gustav, and partially because people are driving less.

Google cost the Fund 32¢ on the NAV, as its stock dropped 23.1% from $526 to $405. Investors are concerned that the slowing economy will mean less spending for online advertising.

W&T Offshore explores for and produces petroleum, and it saw a decline of 53.4% in its stock price from $58.51 to $27.29, cutting 22¢ off each Parnassus share. The stock followed the declining price of oil during the quarter.

Corning dropped 32.2% during the quarter from $23.05 to $15.64, reducing the NAV by 22¢. The company makes most of its profits by selling special glass for screens on high-definition television sets. Television-manufacturers reduced their glass orders during the quarter, even though sales of television sets held up pretty well. My analysis is that the manufacturers wanted to reduce inventory, so they reduced orders. If sales of television sets continue to do reasonably well, the manufacturers will have to increase their orders for glass.

Given all the big moves down in those eight stocks, you might be wondering how we were able to limit the Fund’s decline to only 3.44% during the quarter. The answer is that we also had eight stocks that climbed more than 20¢ each. The irony is that five of those eight stocks came from industries that could be considered troubled: banking and housing.

The big winner was Wells Fargo, which contributed an amazing 75¢ to the NAV, as its stock soared 58.0% from $23.75 to $37.53. The bank was trading at depressed levels at the beginning of the quarter because investors expected big loan losses. When those losses never materialized, and the bank appeared to be in pretty good shape, the stock shot upward.

4	The Parnassus Funds

The same thing happened with JPMorgan Chase, which traded at $34.31 at the start of the quarter, but climbed to $41.18 where we sold it during the period. The stock added 21¢ to the NAV, as it rose 20.0%. The stock moved higher because the bank did not experience the huge losses that other banks did.

Although the housing industry still faces many difficult challenges, stocks of homebuilders moved much higher during the quarter. Even though I took a substantial position in those stocks, I was surprised how much higher they moved. Although the fundamentals of the industry don’t look very good right now, the stock market is predicting that things will improve sometime in 2009. In years past, homebuilding stocks moved higher about a year before the housing industry improved. For that reason, the Fund took a substantial position in those stocks, even before the housing market improved. I looked for the builders that had the strongest financial position and had the most cash, and that’s where I put our money.

Pulte Homes rose an amazing 45.1% from $9.63 to $13.97, contributing 40¢ to each Parnassus share. Toll Brothers added 26¢ to the NAV, climbing 34.7% from $18.73 to $25.23. DR Horton climbed 20.0% from $10.85 to $13.02 for a gain of 24¢ per Parnassus share.

Teleflex contributed 24¢ to each Parnassus share, as the stock rose 14.2% from $55.59 to $63.49. The company is a diversified industrial firm that manufactures control systems, hospital supply and surgical devices and airplane cargo systems. Teleflex reported earnings that were better than expected and increased its forecast for full-year earnings.

Barr Pharmaceuticals added 21¢ to the NAV, rising 30.9% from $45.08 to $59.03 where we sold it during the quarter. The company received a takeover offer from Teva Pharmaceuticals, and we sold our shares when the price exceeded our estimate of intrinsic value.

Qualcomm advanced 17.4% from $44.37 to $52.07 where we sold it during the quarter, sending the NAV 20¢ higher. In July, the company announced stronger sales and earnings for its software and semiconductors that power wireless communications equipment. It also announced a settlement of a patent dispute with Nokia. We sold the stock because it hit our sell target.

Outlook And Strategy

This section represents my thoughts and applies to the four funds that I manage: the Parnassus Fund, the Mid-Cap Fund, the Small-Cap Fund and the Workplace Fund. Portfolio manager Todd Ahlsten will cover the outlook and strategy for the Equity Income Fund and the Fixed-Income Fund in those sections. Although we share the same investment philosophy, we manage different funds and our views may differ.

As this report is being written in mid-October, conditions in the capital markets are very troubled. I have worked as a financial executive for 32 years, and current conditions are the worst I have seen in my career. The stock market set a record for a one-day drop of 28% in 1987, and the 2000-2002 dot-com bust caused the stock market to collapse and drove us into a recession, but the current crisis is worse, because there are some new elements in the disaster equation. What’s different is the freezing up of credit markets and the collapse of powerful financial institutions. All five major American investment banks have been transformed, Bear Stearns and Lehman Brothers have collapsed, Merrill Lynch has been forced into the arms of the Bank of America, and even legendary powerhouses Goldman Sachs and Morgan Stanley had to ask for commercial banking charters and accept much tighter regulation, so they could borrow from the Federal Reserve. Balanced on the brink of insolvency, AIG, the nation’s largest insurance company, had to sell 80% of itself to the government for an $85 billion loan, which essentially means that it will have to proceed into an orderly liquidation of itself. But it’s not only investment banks and insurance companies that have had problems. With only two exceptions, all of the country’s biggest commercial banks are facing severe

The Parnassus Funds	5

financial problems. Washington Mutual and Wachovia became insolvent and are in the process of merging with other large banks. At the present time, it looks as if Citigroup and the Bank of America will survive as independent entities, but they both have severe financial problems. The only two large banks that look in reasonably good condition are JPMorgan Chase and Wells Fargo.

What’s haunting the country right now is not just the collapse of major financial institutions, but also the seizing up of credit markets. It’s much harder to qualify for a mortgage or to get a loan from a bank. Banks have very little money to lend, because their assets are tied up in mortgages and other securities that they can’t sell. Corporations can’t sell commercial paper to raise funds they need to operate, and loans on commercial real estate are very difficult to obtain. Financial institutions won’t even lend to each other. Banks won’t lend to banks. Money market funds won’t buy commercial paper issued by corporations. Insurance companies won’t lend to real estate investment trusts. The result is that the economy has ceased to function normally, and we’re almost certainly going to fall into a recession.

One thing that’s really remarkable is that this upheaval was touched off by something so seemingly simple as subprime mortgages. I was amazed at how long the boom in American residential real estate lasted. I couldn’t figure out why it kept going higher and higher. Little did I know that it was caused by easy money flowing into subprime mortgages that were being sold and purchased by most major American financial institutions. Even more shocking was the fact that major European institutions were buying American subprime mortgages. I couldn’t imagine that Swiss bankers, whom I thought were conservative and prudent, would buy U.S. subprime mortgages.

I have never encountered anything like the current circumstances in my entire career. Given this unprecedented situation, one might ask whether we should sell all the stock in our portfolio, and sit on the cash until things get better. Tempting as it might be to do this, I think it would be the wrong move.

There are two reasons for this conclusion. First, as I look at stock quotes, virtually every issue I see is trading at a price that is an absolute bargain. It’s possible that stocks could go even lower and become better bargains, but once the economy starts functioning normally, they will be worth much more than they are today. In my view, current prices already reflect recession values.

Second, one never knows when stocks will turn around. The market is a leading indicator, and stocks start moving higher long before the economy starts to improve. Moreover, the first move up is almost always a big one. I don’t want to be left on the sidelines when stocks start moving higher.

Although the American economy looks very bad right now, it will certainly come back. I also think the actions of Congress, the U.S. Treasury and the Federal Reserve will help the economy recover. Although I don’t think too highly of the Bush administration for the most part, I do admire Treasury Secretary Henry Paulson. He’s very knowledgeable, quite capable and has the country’s best interest at heart. Warren Buffett recently said that the U.S. economy is like a well-trained, world-class athlete who has just had a heart attack. The athlete, like the economy, will get better, but it will take a while. With that thought in mind, we’ll keep our assets fully invested in good companies that are now trading at bargain prices.

Yours truly,

Jerome L. Dodson
Chairman and Chief Executive Parnassus Investments

6	The Parnassus Funds

THE PARNASSUS EQUITY INCOME FUND

As of September 30, 2008, the NAV of the Equity Income Fund – Investor Shares was $23.95, so after taking dividends into account, the total return for the third quarter was a loss of 0.76%. This compares to a decline of 8.37% for the S&P 500 and a loss of 6.92% for the average equity income fund followed by Lipper Inc. (“Lipper Average”). It’s never comfortable to report even a slight loss, but I am pleased that we so handily outperformed our benchmark index and peer group this past quarter. Over the past year, the Fund is down only 2.75% versus a whopping 21.98% loss for the S&P 500. As many investors know, it has been an especially challenging market, so even though we generated a loss during the past twelve months, I’m proud of our relative success.

We have outperformed the market and peers near-term, preserving capital by maintaining a careful eye on portfolio risk. However, this success hasn’t come at the expense of our long-term wealth creation strategy. We are focused on continuing the Equity Income Fund’s impressive long-term record that includes one-, three-, five- and ten-year returns that all significantly exceed the returns for both the S&P 500 and Lipper average. I am especially proud that the Fund’s 10-year annual return of 10.70% is well over triple the 3.06% rise for the S&P 500.

Many thanks are owed to our research team, led by Director of Research Ben Allen, for rigorously adhering to our investment discipline during these tumultuous times, and positioning your investment in the Fund for future success. Now, more than ever, we are focused on owning financially strong businesses with top-quality management teams.

Below is a table that compares the performance of the Fund with that of the S&P 500 and the average equity income fund followed by Lipper. Average annual total returns are for the one-, three-, five- and ten-year periods.

Average Annual Total Returns for periods ended September 30, 2008	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

EQUITY INCOME FUND–

Investor Shares	(2.75%)	8.22%	8.21%	10.70%	1.04%	1.00%

Institutional Shares	(2.54%)	NA	NA	NA	0.83%	0.79%

S&P 500 Index	(21.98%)	0.22%	5.17%	3.06%	NA	NA

Lipper Equity Income

Fund Average	(20.75%)	0.79%	6.15%	4.59%	NA	NA

The total return for the Equity Income Fund-Institutional Shares from commencement (April 28, 2006) was 6.82%. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the Classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower of higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Standard and Poor’s 500 Composite Stock Index, also known as the S&P 500, is an unmanaged index of common stock, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns may. On March 31,1998, the Fund changed its investment objective from a balanced portfolio to an equity income portfolio. Before investing, an investor should carefully consider the investment objectives, risk, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is available on the Parnassus website, and can also be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2008, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% and 0.78% of net assets, exclusive of acquired fund fees, until May 1, 2009 for the Investor Shares and Institutional Shares, respectively. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

Third Quarter Recap

The Fund fell only 0.76% during the third quarter versus a plunge of 8.37% for the S&P 500. The S&P 500 fell 10% in September, sparked by the widely publicized financial crisis. I first wrote about the dangerous housing market bubble in our 2005 semiannual report. Near-daily chats at the time with Senior Analyst Minh Bui, who was similarly wary of bubbles across multiple asset classes, only served to reinforce my conviction that a big downturn loomed on the horizon. I positioned the portfolio accordingly, avoiding big bets on financial companies. This action, while a bit early in 2005, has proved to be the cornerstone of our out-performance since the market began its big drop last year.

In recent years, during summer trips to visit family in Minnesota’s idyllic northern plains, I would get into surprisingly sophisticated financial and economic conversations with relatives. Even though I

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initially thought I would be the one giving the tutorial, I soon realized that many members of my family, financially savvy and seasoned by the Great Depression, would be the ones expressing the real concerns and asking the truly provocative questions. We spoke of readily available credit, rising home and land values, as well as stories of massive credit card debt. The conversations focused on the irresponsible trend of living beyond one’s means. Inevitably, these discussions led to personal thoughts on the increasingly high levels of corporate, and especially bank, leverage.

Financial firms borrow money to make money, and there’s nothing wrong with that. They pay an interest rate on the funds borrowed with the goal of investing the money in projects with higher rates of return. The idea is to make a positive spread. Back when I started my career at Parnassus in 1994, investment banks would leverage their net worth about five-to-one. By 2007, investment banks such as Lehman Brothers hit an amazing 32-to-one leverage ratio. The rationale was that if banks could keep investing with a positive spread, everything would be fine. However, this assumption was based on some shaky premises: that interest rates would remain low, credit would be readily available, borrowers would make good on their payment obligations and assets backing the loans would continue to rise in value.

This trend of increasing leverage was fueled by the booming housing market. Housing prices seemed as if they would rise forever, which promoted more risk-taking. At the same time, a cornucopia of new and complicated financial products were brought to market, one of which is debt created by combining hundreds (if not thousands) of homeowners’ mortgages. The mortgage-backed securities were then sliced and diced by investment bankers and sold to investors. While some of this debt had a rock-solid claim to value, much of it had value only if home prices were high and people could pay their mortgages. Based on indiscriminately positive recommendations by the rating agencies, which seemed to be in an intoxicated slumber, banks used these mortgages as collateral to take on more debt. Unfortunately, once housing prices began their descent, the value of the mortgages and the aforementioned mortgage-backed securities fell dramatically.

Many Wall Street firms who owned wide swaths of these mortgage-backed securities, among other risky investments, suddenly found themselves with huge debt and assets of little value. It was sad watching companies slowly confess the truth about their problems. This past summer, it became an almost daily ritual for me to turn on CNBC each morning and hear a bank CEO announce a big loss and plans to raise capital, accompanied by a statement that the worst was over. Then, just weeks later, the same CEO would announce that the problems had worsened and that a bigger loss would be taken. It seemed they had no idea what their assets were really worth. The party finally ended in September as homeowners missed payments, mortgages foreclosed, housing prices began to drop and losses were taken. The size and severity of the problem broke the dam holding back the flooding mortgage losses. In what would have been inconceivable only months before, industry titans Lehman Brothers, Fannie Mae, Freddie Mac, AIG, Wachovia, Washington Mutual and Merrill Lynch were forced into bailout, bankruptcy or merger. It became clear that my job during this time was to cushion Fund shareholders from this mess.

Moving to the Fund, there were six sources of significant outperformance during the third quarter. The materials sector added an amazing 2.23% to our advantage versus the S&P 500. While we owned several good businesses in the sector, chemical maker Rohm & Haas provided the majority of this gain due to a takeover offer from Dow Chemical.

The energy sector contributed 1.29% to our lead over the S&P 500, as we began underweighting the sector when oil and natural gas prices reached high levels during June and July. While I am bullish on the long-term prospects of energy companies, stock prices reached dizzying heights in early summer so we sold some shares. Oil and gas stocks fell during the second half of the quarter, so our underweight position added to performance. Moving to the next industry winner, healthcare added 1.20% against the S&P 500. We own some great healthcare companies that did well during the quarter. Finally, driven by good stock selection, technology, industrials and the financial services sectors all added about 1% to our lead over the S&P 500. Our quest to own good businesses run by superb management fueled these gains.

8	The Parnassus Funds

Company Analysis

The Fund had two stocks that hurt the NAV significantly during the third quarter. Google, the premier online franchise, fell 23.1% during the quarter from $526 to $405 and reduced the Fund’s NAV by 29¢. While the company reported record profits during the quarter, the stock fell as fear spread that the global economic slowdown will hurt Google’s growth. While Google’s business prospects for the short-term may slow as advertisers reduce spending, no company can match Google in its competitive theatre. We feel that Google has the best people, and the competitive moat around its business continues to widen. With the stock trading at less than 20 times estimated 2009 earnings, we like the valuation and the business. Google also has over $10 billion in cash on the balance sheet, which is a very valuable asset in this environment. We are patient and bullish on the long-term prospects for Google.

Energen, a utility company which is also one of the top 20 U.S. owners of natural gas and oil reserves, plunged 42.0% from $78.03 to $45.28, and cost the Fund 23¢ during the third quarter. We have owned Energen since 1996, because it has great, long-lived oil and gas assets and is run by good people. While I sold portions of many of our energy investments, I held our Energen stock because the company had hedged a lot of future production at good prices to lock in profits. Unfortunately, the stock fell along with oil and gas prices. I bought more as the quarter unfolded and continue to feel Energen owns valuable long-term oil and gas assets.

The Fund had three stocks that added significantly to our performance during the third quarter. Our biggest winner was Wells Fargo. The stock jumped 58.0% during the quarter from $23.75 to $37.53 per share. This added 38¢ to our NAV. As I wrote last quarter, I was deeply honored to spend an hour with CEO John Stumpf at Wells Fargo’s offices during May. He is an executive with great integrity and focus. While conditions in financial services are tough, Wells Fargo is emerging as a major long-term winner. The company has reported less loan losses than its peers and has a premier customer and capital base. As of this writing, Wells Fargo announced the proposed acquisition of troubled banking firm Wachovia. This deal has risks, but Wells has a tremendous track record of integrating large bank mergers. I feel Wells Fargo, based on their tremendous franchise, will emerge from this economic crisis with a deeper and wider competitive moat.

As I mentioned above, chemical company Rohm & Haas was a big winner during the quarter as the stock leaped 50.7% from $46.44 to $70.00 and added 28¢ to the NAV. Recognizing Rohm & Haas’ secular growth, Dow Chemical offered to buy the company for $78 per share in July. While the deal looks solid, we sold half our position soon after the announcement at $73.95 per share for risk management purposes. The deal is scheduled to be completed next year.

Banking giant JPMorgan Chase & Co. was also a big winner this quarter, adding 26¢ to our NAV as the stock jumped 36.1% from $34.31 to $46.70. Like Wells Fargo, JPMorgan is led by a superb CEO, in this case Jamie Dimon, who has helped the bank sidestep the worst of the financial crisis. Also like Wells Fargo, JPMorgan is cementing its place as a dominant player in financial services as it announced the acquisition of troubled Washington Mutual during the waning days of September. While there will be some troubled waters ahead, the surviving banks such as Wells Fargo and JPMorgan have the upper hand as Wall Street’s competitive landscape changes. Longer-term, I feel both of these businesses will emerge as banking powerhouses.

The Parnassus Funds	9

Strategy

I am honored to work with a truly talented team of investment professionals. We have spirited research meetings every Tuesday afternoon and a deep-dive economic summit every quarter. Like a family, we don’t always agree on everything, but we always share our opinions, so long as they are backed by solid research. In the end, our focus is to hand-pick great businesses that are run by good people and propelled by strong secular trends. Due to our teams’ diligence, the Fund is down only 2.75% over the past year versus a 21.98% plunge for the S&P 500.

As of this writing on October 4, 2008, the S&P 500 stands at 1,099 and is 30% off its all-time high. Given this big drop, one would think stocks are now trading at absolute bargain levels. Unfortunately, there are a few problems with this theory. To begin with, many corporate earnings were artificially high during the boom years and are falling back to long-term sustainable levels. This makes companies less valuable. As a result, the price-earnings (“PE”) ratio on the S&P 500 based on profits over the past 12 months currently stands at 21. This PE valuation is not low historically. While some company earnings could bounce back quickly when the economy recovers, making the current PE look temporarily high, I feel this financial crisis may well have long-term negative ramifications to corporate earnings power.

Beyond talking about PE ratios, the events of the past several weeks in the financial markets have been truly extraordinary both in terms of speed and severity. While we are not immune from investment mistakes, the current environment should not be a complete surprise to readers of our quarterly reports. As I have pointed out, the root of the current crisis has more to do with unsustainably high levels of debt and the fallout from the inevitable deleveraging. This means that debt levels need to go down both in the banking and household sectors. As investors, this has huge ramifications. Financial institutions will have very different businesses going forward, as they face huge credit losses and are forced to raise capital and shrink their balance sheets. Picking investments in the banking sector is like navigating a minefield. I am not looking to speculate with beaten down finance stocks that face an uncertain future. Instead, I am looking to own the long-term survivors and winners. The three we feel fit these criteria are Wells Fargo, JPMorgan and AFLAC.

Meanwhile, over-borrowed households will have to cut their level of debt going forward. Our society, in general, has become addicted to spending other people’s money via credit. Going forward, people are going to have to save more money, not only as a cushion, but also as a requirement to access mortgages and credit. This concept of “forced savings” means consumer stocks face tremendous intermediate-term headwinds. For this reason, the Fund has essentially no consumer discretionary exposure.

The developments of the past weeks show how falling asset prices (stocks, housing, etc.) triggered by de-leveraging causes a vicious cycle that can destabilize the financial system. In an attempt to stabilize the system, it is not surprising that the government has passed a $700 billion plan this week to restore confidence and liquidity to the financial system. While nobody knows the ultimate effect of this plan, this massive action will likely remove the worst-case economic outcome and abate, somewhat, the severity of the economic downturn. However, to make a very important point, the de-leveraging process that is underway is unavoidable, and must run its course if we are to have a free market economy. As a result, I don’t expect the market to take off after this widely reported “bailout package” is passed. We need time to return leverage back to historical norms.

I don’t view this as a cyclical correction in an ongoing credit expansion. Unlike past economic slowdowns, this is a secular contraction of credit. In essence, economic growth needs to become less dependent on debt-driven, artificially high home prices and consumer spending to be sustainable in the long-run. In the end, the key factor in the current crisis lies in the housing market. As long as home prices are not stabilizing, the financial system will remain unstable and economic growth will be weak. My best estimate is that the housing market will remain weak into 2010.

10	The Parnassus Funds

I expect to see several brief, “super nova” stock market rallies over the next 18 months. These will be quick 10% pops in the market as investors speculate on a quick economic recovery. However, given the large structural debt issues affecting our economy, I don’t expect the stock market to have a sustained rally until this financial de-leveraging concludes and the housing market begins its recovery.

Given this view, we are looking to own great businesses that don’t need a robust economy to make strong economic profits. My team has identified businesses that are financially sound and have wide competitive moats with secular growth trends. With oil back at $93 per barrel, we are finding good opportunities in socially-responsible energy companies. In addition, we have found some healthcare, technology and industrial companies that can increase intrinsic value over the next few years regardless of economic conditions. Microsoft, for example, has over $20 billion of cash, which means it can be its own banker. Companies like 3M, Johnson & Johnson, and Google also fit this mold of fortress balance sheets and global franchises. These are the type of businesses we want to own in this difficult market.

Yours truly,

Todd C. Ahlsten
Chief Investment Officer
Parnassus Investments

The Parnassus Funds	11

THE PARNASSUS MID - CAP FUND

As of September 30, 2008, the NAV of the Parnassus Mid-Cap Fund was $15.75, so the total return for the quarter was a loss of 1.13%. This compares to a loss of 12.91% for the Russell Midcap Index (the “Russell”) and a loss of 9.58% for the average mid-cap value fund followed by Lipper Inc. (“Lipper average”). Although we had a modest loss for the quarter, we substantially outperformed both our benchmarks, beating the Russell by well over 11percentage points and the Lipper average by over eight percentage points.

For the year-to-date, the Fund is down 9.43% compared to a loss of 19.50% for the Russell and a loss of 18.11% for the Lipper average. Because of our relatively good performance for the quarter, we’re way ahead of the indices for the year-to-date.

Below is a table comparing the Parnassus Mid-Cap Fund with the Russell Index and the Lipper average for the one-and three-year periods, for the period since September 30, 2005 when we first had most of the Fund’s assets invested in stock and for the period since inception on April 29, 2005. For this quarter’s report, you’ll notice that the returns for the three-year period and the period since September 30, 2005 are the same, since it was three years ago when we first had most of our assets invested in stock. You’ll notice that we’re ahead of all the benchmarks for all time periods, except for the period since inception on April 29, 2005, where we lag the Russell, but are ahead of the Lipper average by a small amount. The reason that we are behind the Russell and ahead of the Lipper by only a small amount is that the Fund had most of its assets in cash from April 29 until September 30 of 2005, while mid-cap stocks moved sharply higher, and we earned only meager money market returns on our cash holdings.

Average Annual Total Returns for periods ended September 30, 2008	One Year	Three Years	Since September 30, 2005	Since Inception April 29, 2005	Gross Expense Ratio	Net Expense Ratio

MID-CAP FUND	(15.08%)	3.54%	3.54%	2.88%	2.05%	1.41%

Russell Midcap Index	(22.36%)	0.09%	0.09%	3.98%	NA	NA

Lipper Mid-Cap Value

Average	(22.32%)	(0.82%)	(0.82%)	2.77%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns may. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is available on the Parnassus website, and can also be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2008, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.40% of net assets, exclusive of acquired fund fees, until May 1, 2009. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

Analysis

The stock that hurt us the most during the quarter was Seagate Technology, maker of hard disk-drives. The stock swooned 36.6%, going from $19.13 to $12.12 for a loss of 23¢ on the NAV. The shares dropped after management lowered the sales outlook for computer hard drives during the quarterly update. Seagate, however, retained the top market-share in the industry, so I expect the stock to bounce back.

NVIDIA lopped 19¢ off the NAV, as its stock sank 42.8%, dropping from $18.72 to $10.71. The company reported a bigger than expected loss on weaker sales; demand slowed for desktop PCs that use the company’s graphics chips.

SLM Corporation, the federally-chartered, but privately-owned company formerly known as the Student Loan Marketing Corporation or Sallie Mae, dropped 36.2% during the quarter from $19.35 to $12.34 for a loss of 18¢ for each fund share. Congress reduced the subsidy to lenders on student

12	The Parnassus Funds

loans, and troubled conditions in the credit markets combined to cause difficulties for SLM. The Fund is still holding the stock, because I think it will climb higher when conditions in the credit markets improve.

Cognizant Technology dropped 29.8% from $32.51 to $22.83, cutting 13¢ off the NAV. The company provides high-quality software for large corporations at discount prices, using programmers based in India. Cognizant is still seeing strong growth in revenue and earnings, but investors are concerned that the firm’s clients in financial services will cut back on spending due to the slowing economy.

The shares of Micron Technology sank 32.5%, dropping from $6.00 to $4.05 for a loss of 12¢ on the NAV. The company makes memory chips, and there is a global oversupply of these semiconductors.

IMS Health saw its stock decline 18.8% from $23.30 to $18.91 for a loss of 11¢ per fund share. The company provides consulting services and information on drug sales to the pharmaceutical industry. Despite good quarterly results, investors are concerned about the health of pharmaceutical companies, and those concerns affect IMS, a major supplier to the industry.

Despite the difficult quarter for the stock market, the Fund had six companies that each contributed 11¢ or more to the NAV. Homebuilders helped the most. Despite difficult times in the industry, investors are paying more for these stocks, anticipating a rebound in 2009. Pulte Homes gained an incredible 45.1% during the quarter, soaring from $9.63 to $13.97, while contributing 28¢ to the NAV. DR Horton rose 20.0% from $10.85 to $13.02 for a gain of 17¢ for each fund share. Toll Brothers rose 34.7% from $18.73 to $25.23, adding 12¢ to the NAV.

Barr Pharmaceuticals added 25¢ to each fund share, as its stock rose 32.8% from $45.08 to $59.85 where we sold it during the quarter. The company received a takeover offer from Teva Pharmaceuticals, and we sold our shares when they hit our target price.

Teleflex contributed 14¢ to the NAV, rising 14.2% from $55.59 to $63.49. The company is a diversified industrial firm that manufactures control systems, hospital supply and surgical devices and airplane cargo systems. Teleflex reported earnings that were better than expected and increased its forecast for full-year earnings.

First Horizon, the holding company for First Tennessee Bank, added 11¢ per fund share, going from $7.43 to $9.50 for an increase of 27.9%. The stock had been trading at depressed levels because of loan losses, but its results were better than expected, suggesting that the bank is in reasonably good financial shape.

Yours truly,

Jerome L. Dodson
Chairman and Chief Executive
Parnassus Investments

The Parnassus Funds	13

THE PARNASSUS SMALL - CAP FUND

As of September 30, 2008, the NAV of the Parnassus Small-Cap Fund was $17.53, so the total return for the quarter was a gain of 2.10%. This compares to a loss of 1.11% for the Russell 2000 Index (“Russell 2000”) and a loss of 5.20% for the average small-cap core fund followed by Lipper Inc. (“Lipper average”). The Small-Cap Fund performed very well again this quarter.

For the year-to-date, the Fund is up 3.67% compared to a loss of 10.38% for the Russell 2000 and a loss of 13.95% for the Lipper average. This makes the Fund one of the few to have a positive return for the year-to-date, and it also means that for the year-to-date, it placed number one out of the 817 small-cap core funds followed by Lipper. (The Fund placed #6 of 796 funds for the one-year period, #5 of 633 funds for the three-year period and #76 of 611 funds for the period since inception on April 29, 2005.)

Below is a table comparing the performance of the Small-Cap Fund with that of the Russell 2000 and the Lipper average for the one- and three-year periods, for the period since September 30, 2005 when we first had most of our assets in stocks, and for the period since inception on April 29, 2005. For this quarter’s report, you’ll notice that the returns for the three-year period and the period since September 30, 2005 are the same, since it was three years ago, when we first had most of our assets invested in stock. As you can see from the table, we are ahead of all the benchmarks for all time periods.

Average Annual Total Returns for periods ended September 30, 2008	One Year	Three Years	Since September 30, 2005	Since Inception April 29, 2005	Gross Expense Ratio	Net Expense Ratio

SMALL-CAP FUND	(5.21%)	7.63%	7.63%	7.33%	2.08%	1.42%

Russell 2000 Index	(14.48%)	1.83%	1.83%	6.07%	NA	NA

Lipper Small-Cap

Core Average	(18.73%)	(0.32%)	(0.32%)	3.87%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 2000 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns may. Small-cap companies can be particularly sensitive to changing economic conditions and have fewer financial resources than large-cap companies. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is on the Parnassus website, and can also be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2008, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.40% of net assets, exclusive of acquired fund fees, until May 1, 2009. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

Analysis

Even though the Fund was up for the quarter, we had eight stocks that each accounted for a loss of 12¢ or more per fund share. The one that hurt us the most was Ciena Communications, which dropped 56.5% from $23.17 to $10.08, thereby slicing 66¢ off the NAV. The company supplies optical network equipment to telecommunication companies such as AT&T, and the phone companies have delayed making capital investments because of the uncertain economic climate. We’re holding onto the stock, since we think that the telephone companies will have to make needed upgrades to their networks before long, and they will have to buy a lot of equipment from Ciena.

W&T Offshore cut 32¢ off each fund share, as its stock dropped 53.4% from $58.51 to $27.29. The drop in oil prices caused the stock to fall.

Another company hurt by the falling oil prices was Mitcham Industries, a supplier of equipment used to perform seismic data surveys for oil exploration. The stock dropped 40.9% from $17.08 to $10.09, knocking 31¢ off the NAV.

Declining energy prices also hurt renewable-energy stocks. Ormat Technologies designs, owns and operates geothermal power plants and also develops recovered-energy power plants (co-generation). The company saw its stock decline 11.7% from $41.13 where we bought it during the quarter to

14	The Parnassus Funds

$36.33 at the end of the period. Stocks of independent power-plant operators tend to rise and fall with the cost of energy, since their contract revenue is normally tied to natural gas prices, and Ormat is an independent power-producer. I think, however, that investors have made a mistake in selling off Ormat, because its contracts are virtually all fixed-price and do not move up and down with energy prices. For this reason, I think that revenue will hold up reasonably well, and we’re holding onto the stock.

Otter Tail dropped 13.3% from $35.46 where we bought it during the quarter to $30.73 at the end of the period for a loss of 22¢ on the NAV. The company operates an electric utility in the Dakotas and Minnesota, and has a number of other businesses as well including a wind-tower manufacturer. Otter Tail reduced its earnings forecast twice during the quarter, citing a cooler summer causing less electricity use and higher costs for its wind-tower operation. The company also issued 19% more shares to finance its wind-tower operation, thereby diluting shareholders.

Lattice Semiconductor dropped 34.2% from $3.13 to $2.06 for a loss of 16¢ per fund share. The company revised its third quarter revenue forecast lower as a result of a pause in communications orders from Asian customers.

Energen cost the Fund 15¢ per share, as its stock dropped 7.4% from $48.89 where we bought it to $45.28 at the end of the period. The company is a diversified energy holding company that owns a natural gas utility and explores and produces oil and natural gas. The stock fell because of the decline in natural gas prices and the weak economy caused customers to use less natural gas.

Southern Union Company stores and transports natural gas via pipeline to customers in the Southeast, Midwest and the Great Lakes Region. Declining natural gas prices caused the company’s stock to fall 10.5% from $23.06 to $20.65 at the end of the period, resulting in a loss of 12¢ per fund share.

Five stocks added at least 12¢ each to the NAV. The biggest winner was Computer Programs and Systems, a provider of information technology systems to small and medium-sized hospitals in the United States. The company added 22¢ to each fund share, as its stock rose 67.1% from $17.33 to $28.95. Customers think highly of the company’s products, so the firm is gaining market share, which enabled them to report excellent quarterly sales and earnings.

Three of the winners were homebuilders. Although conditions in the housing industry remain very difficult, the stock market seems to be looking ahead to a housing recovery next year. Similar things happened in previous times of trouble in the housing market; homebuilding stocks moved higher a year or more before the actual housing recovery.

Pulte Homes saw its stock climb 45.1% from $9.63 to $13.97 for a gain of 20¢ per fund share. KB Homes rose 16.2% from $16.93 to $19.68 for an increase of 14¢ on the NAV. Toll Brothers added 12¢ per fund share, with its stock rising 34.7% from $18.73 to $25.23.

Tower Group, an insurance company specializing in small and medium-sized businesses, added 18¢ to the NAV, as its stock rose 11.2% from $21.19 to $23.56. The stock had been trading at depressed levels, because of concerns about the insurance industry and financial stocks in general. Tower Group’s earnings have been holding up reasonably well, so the stock bounced back somewhat.

Yours truly,

Jerome L. Dodson
Chairman and Chief Executive
Parnassus Investments

The Parnassus Funds	15

THE PARNASSUS WORK PLACE FUND

As of September 30, 2008, the NAV of the Parnassus Workplace Fund was $16.32, so the total return for the quarter was a loss of 0.67%. This compares to a loss of 8.37% for the S&P 500 and a loss of 11.16% for the average multi-cap core fund followed by Lipper Inc. (“Lipper average”). Although we lost a small amount of money during the quarter, we were substantially ahead of both of our benchmarks. For the year-to-date, the Fund is down 7.27%, compared to a loss of 19.29% for the S&P 500 and a loss of 20.56% for the Lipper average. For the year-to-date then, we are more than 12 percentage points ahead of both indices

Below is a table comparing the Parnassus Workplace Fund with the S&P 500 and the Lipper Multi-Cap Core average for the one- and three-year periods, for the period since September 30, 2005 when we first had most of our assets in stock, and the period since inception on April 29, 2005. For this quarter’s report, you’ll notice that the returns for the three-year period and the period since September 30, 2005 are the same, since it was three years ago when we first had most of our assets invested in stock. You’ll notice that we’re substantially ahead of both our benchmarks for all time periods.

Average Annual Total Returns for periods ended September 30, 2008	One Year	Three Years	Since September 30, 2005	Since Inception April 29, 2005	Gross Expense Ratio	Net Expense Ratio

WORKPLACE FUND	(11.21%)	4.91%	4.91%	4.58%	2.65%	1.21%

S&P 500 Index	(21.98%)	0.22%	0.22%	2.21%	NA	NA

Lipper Multi-Cap

Core Average	(22.79%)	(0.56%)	(0.56%)	2.31%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns may. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is available on the Parnassus website, and can also be obtained by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2008, Parnassus Investments has contractually agreed to limit total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2009. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

Analysis

We had seven stocks that moved down quite a bit, with each one causing a loss of 7¢ or more on the NAV. We only had five stocks that gained 7¢ or more per fund share, but most of our stocks held up pretty well during the quarter, which is why our loss for the period was quite modest.

Refiner Valero Energy sank 26.4% from $41.18 to $30.30 for a loss of 23¢ for each fund share. During the quarter, the difference between the cost of crude oil and the price of refined products like gasoline (“the crack spread”) narrowed, hurting Valero’s margins. Valero has also been selling less gasoline, partially because of an outage at one of the Texas refineries due to damage caused by Hurricane Gustav, and partially because people are driving less.

Google dropped 23.1% from $526 to $405 for a loss of 19¢ on the NAV. Investors are concerned that the economic slowdown will result in less spending for online advertising.

Corning’s stock sank 32.2% from $23.05 to $15.64, knocking 17¢ off the NAV. Manufacturers of television sets reduced orders for Corning’s special glass for screens, hurting the company’s earnings.

Citrix Systems fell 14.1% from $29.41 to $25.26, cutting 12¢ off each fund share. The company reduced its guidance for full year’s sales and earnings because of major investments in its new software application, XenApp. Release of this product should improve sales and operating margins next year.

The stock of Texas Instruments dropped 23.7% from $28.16 to $21.50, accounting for a loss of 12¢ on the NAV. The company’s third quarter outlook indicated slowing sales for both its analog and mobile-phone chips.

16	The Parnassus Funds

Baldor Electric, maker of electric motors, had a 17.6% drop in its stock price, falling from $34.98 to $28.81 for a loss of 9¢ on the NAV. Higher raw material costs, including a 50% increase in electrical steel prices, combined with slower sales of some of its most profitable products hurt the company.

The stock of Goldman Sachs declined 3.8% from $133 to $128 for a loss of 7¢ on the NAV. Investors became concerned about investment banking firms after the collapse of Bear Stearns and Lehman Brothers and the merger of Merrill Lynch into the Bank of America.

The Workplace Fund had five winners, each adding 7¢ or more per fund share. The biggest winner, by far, was Wells Fargo, which added an amazing 41¢ to the NAV. The stock soared 58.0% during the quarter from $23.75 to $37.53. The bank was trading at depressed levels at the beginning of the quarter because investors expected big loan losses. When those losses never materialized, the stock moved much higher.

Simpson Manufacturing, supplier of wood fasteners and other building products, climbed 14.1% from $23.74 to $27.09 for a gain of 8¢ for each fund share. Sales were 5% below the same period last year, but still better than expected. The stock moved higher because analysts had expected much lower sales due to the troubled housing industry.

Qualcomm, provider of software and semiconductors for wireless communication, added 8¢ to the NAV. In July, the company announced stronger sales and earnings and also settled a patent dispute with Nokia. The stock immediately jumped over 20% from the low 40s into the low 50s. We sold 3,000 of our 4,000 shares at an average price of $52.96. The stock actually dropped 3.2% from $44.37 to $42.97 during the quarter, but since we sold most of our shares in August, there was a positive contribution to the Fund.

First Horizon, the holding company for First Tennessee Bank, added 8¢ to the NAV, going from $7.43 to $9.50 for a gain of 27.9%. The stock had been trading at depressed levels because of loan losses. However, results were better than expected, indicating that the bank is in reasonably good shape.

Intuit added 7¢ to each fund share, as its stock rose 14.7% from $27.57 to $31.61. The company issued an optimistic forecast for its two major products, TurboTax and QuickBooks.

Yours truly,

Jerome L. Dodson
Chairman and Chief Executive Parnassus Investments

The Parnassus Funds	17

THE PARNASSUS FIXED - INCOME FUND

As of September 30, 2008, the NAV of the Fixed-Income Fund was $15.78, yielding a total return for the quarter of a loss of 1.99% (including dividends). This compares to a loss of 3.72% for the average A-rated bond fund followed by Lipper Inc. and a loss of 0.49% for the Lehman U.S. Aggregate Bond Index. Since the beginning of the year, our loss of 0.87% is slightly worse than the 0.63% return for the Lehman Index, but is considerably better than the 4.41% loss registered by our Lipper peers. We’re very proud to report that our returns are better than the Lipper average for each of the one-, three-, five-and ten-year periods as of the end of the quarter.

Below is a table comparing the performance of the Fund with that of the Lehman U.S. Aggregate Bond Index and the average A-rated bond fund followed by Lipper. Average annual total returns are for the one-, three-, five- and ten-year periods. The 30-day SEC yield for the Fund for September 2008 was 2.76%.

Average Annual Total Returns for periods ended September 30, 2008	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

FIXED-INCOME FUND	1.36%	3.95%	3.42%	4.48%	0.88%	0.76%

Lipper A-rated Bond

Fund Average	(2.78%)	1.31%	2.09%	3.87%	NA	NA

Lehman U.S. Aggregate

Bond Index	3.65%	4.15%	3.78%	5.20%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Lehman U.S. Aggregate Bond Index is an unmanaged index of bonds, and it is not possible to invest directly in an index. An index doesn’t take expenses, fees or taxes into account, but mutual fund returns do. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should read the prospectus which contains this and other information. The prospectus is on the Parnassus website, and can also be obtained by calling (800) 999-3505. As described in Fund’s current prospectus dated May 1, 2008, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.87% of net assets, exclusive of acquired fund fees, through May 1, 2009. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

Second Quarter Review

The U.S. financial crisis entered a new phase over the last three months, evidenced by the failure of prominent banks, continued credit losses and adverse credit market dislocations. As a result, there has been significant government intervention, and new regulations have been put into place to restore confidence and stability in the financial system. The scale and scope of these financial developments sparked a flight from all but the safest government debt. This surge in demand for U.S. Treasuries pushed yields downward across the entire yield curve, with the front end (3-month to 2-year maturities) experiencing the largest decline. The yield on 2-year Treasury notes declined from 2.62% at the end of the second quarter to 1.79% by the end of September. Meanwhile, the yield on 3-month Treasury bills plunged from 1.73% to 0.90% during the same period.

While the Fund’s investments in short-term government securities benefited from the broad decline in yields during the quarter (bond prices move inversely to interest rates), our investments in corporate bonds were negatively impacted by wider corporate spreads. In other words, yields on corporate bonds moved higher relative to Treasury yields as investors require additional compensation for increased perceived riskiness as the economy slows down.

18	The Parnassus Funds

Strategy

In light of the recent deterioration in both economic and financial conditions, the Fund remains positioned for continued downward pressure on yields. Even though short-term interest rates are already at a low level, we expect the front-end of the curve to further decline. While the $700 billion financial market rescue is a necessary step to improve financial stability, it does not directly solve the fundamental problem of over-leveraged and undercapitalized financial institutions. Therefore, this plan is unlikely to improve the outlook for credit availability in the near-term and thus economic growth will continue to be constrained. Consequently, with increased downside risks to the economy, the Federal Reserve will likely be under pressure to cut interest rates further in order to stimulate the economy.

Fixed-Income Fund at September 30, 2008 (percentage of net assets)
Portfolio Composition
Long-term:
Consumer	0.4%
Long-term U.S. Government and Agency Securities	36.8%
Financials	10.7%
Healthcare	2.9%
Information Technology	5.2%
Utilities	1.1%
Telecommunication Services	1.0%
Short-term:
Short-term U.S. Government
Agency Securities	35.9%
Other Short-term Investments and Assets and Liabilities	6.0%

Portfolio characteristics and holdings are subject to change periodically.

At the end of the quarter, the Fund had 36.8% invested in government securities, which include agency and treasury bonds. As explained above, we have a higher concentration in short-term notes as they would benefit from lower short-term interest rates. Risk management is a key priority along with total return. Therefore, 16.0% of the portfolio is invested in corporate bonds issued by companies that we think have defendable economic moats and that will be long-term winners in their industries.

We are confident that our disciplined investment philosophy and focus on capital preservation and risk management will result in sustainable performance in this challenging market environment.

Thank you for investing in the Parnassus Fixed-Income Fund.

Yours truly,

Todd C. Ahlsten	Ben Allen	Minh Bui

Portfolio Manager and Chief Investment Officer	Portfolio Manager	Portfolio Manager

The Parnassus Funds	19

SOCIAL NOTES

(This section was written by Milton Moskowitz, a consultant to Parnassus Investments who helps with the Parnassus Workplace Fund. Mr. Moskowitz has been a “corporation-watcher” for over 40 years and also co-authors the annual Fortune survey, “The 100 Best Companies To Work For.”)

All the Parnassus funds take social and environmental factors into consideration before investing in companies. We are proud of the steps taken by our portfolio companies in these areas.

Issuing its first Sustainability Report, Autodesk detailed new initiatives to curb greenhouse gas emissions and cut down on waste generated in its daily business activities. The company, known for its computer-aided design programs, also highlighted the efforts of 13 customers to “solve some of the most pressing global changes of the 21st century,” ranging from creation of more efficient utility networks to developing cars that go more than 100 miles on a gallon of gasoline…Women holding top management positions in the energy business are few and far between, but two of our portfolio companies broke the glass ceiling this year. In July, oil refiner Sunoco named Lynn Laverty Elsenhans CEO and President. Elsenhans came from Shell Oil, where she was in charge of refining and chemical operations. She is the first woman to head a major oil company. Then, in September, W&T Offshore, an independent driller of natural gas and oil in the Gulf of Mexico, promoted Jamie L. Vazquez to President. Vazquez, a Latina, has been with the company for 10 years, serving most recently as Vice President-Land. Her appointment was announced by CEO Tracy W. Krohn, who previously held the President’s position…September 20th was Coastal Cleanup Day in California, with thousands of volunteers descending on 750 sites to clear away tons of trash from beaches and waterways. Whole Foods Market supported the event by donating 5% of its September 25th sales in Northern California stores to the California Coastal Commission, sponsor of the cleanup. The event was designated by the Guinness Book of World Records as “the world’s largest trash collection”…Texas Instruments claims first place in the semiconductor industry for safety performance. Its on-the-job injury rate is six times better than the industry rate. TI expanded its paid leave program to include two weeks for new fathers and adoptive parents, enabled 65% of U.S. employees to telecommute at least part of the day and offered free or reduced-cost passes to employees using mass transit or vanpools…Cisco Systems teamed up with the Smithsonian American Art Museum in June to bring 30 middle school educators from Mississippi and Louisiana to Washington, D.C. for a week-long seminar on how technology can be used to integrate the visual arts into their curriculum. The teachers were expected not only to introduce these techniques in their own classrooms, but also to train others how to use such products as laptops, iPods, projectors and video conferencing equipment. This program was part of Cisco’s 21st Century Schools Initiative (“21S”), launched in 2005 in the aftermath of Hurricane Katrina. 21S is now funded at the level of $80 million…Qualcomm has projects going all over the world to extend wireless communication to under-served populations. It is working with the Grameen Foundation to enable affordable telecommunications in rural Indonesia, and with Thailand’s Ministry of Public Health to help serve rural needs, and is introducing 3G technology to Vietnamese communities. In Spain, Qualcomm has teamed up with Vodafone and the Spanish Red Cross to pilot a program that uses 3G mobile technology to connect elderly persons with their caregivers and families. Some 100 seniors are participating in the pilot. The majority live alone and far from their families…Wells Fargo Bank emerged relatively unscathed from the upheavals decimating firms in the financial services arena. Meanwhile, the San Francisco-based bank was proud to report that it made Diversity Inc.’s list of Top 50 Companies for Diversity for

20	The Parnassus Funds

the fifth consecutive year and was named by Business Week as one of the top 10 givers in corporate philanthropy. Over the past two years Wells Fargo has made grants of $200 million, averaging $266,000 a day. The bank supports 14,000 non-profits…Baldor Electric, maker of electric motors and power transmission products, began its profit-sharing plan in 1957. Today, it contributes 12% of pretax profits to the plan. That brought this year’s contribution to $17,135,952, allocated to 5,439 employees. The average contribution was 3.5 weeks of pay. Employees have $270 million invested in the plan. CEO John McFarland said: “Baldor feels it’s the right thing to do to share profits with our employees.”…Pulte Homes, a leading home builder, captured first place in customer satisfaction in 11 markets surveyed by J.D. Power & Associates. Power’s new-home builder survey showed Pulte on top in Albuquerque, Chicago, Ft. Meyers/Naples, California’s Inland Empire, Jacksonville, Los Angeles-Ventura, Northern New Jersey, Philadelphia, San Francisco, Tucson and Washington, D.C. The company ranked second in six markets and third in three other markets…Lowe’s, the home improvement chain, is creating job opportunities for Hispanics with a new intern program. Eight Hispanic college students joined the company to train in sales and engineering projects. And during their 10-week internships the students volunteered to go into Spanish-speaking communities to teach English as a Second Language…Intel was included in the Dow Jones Sustainability Indexes for the 10th consecutive year. The leading microprocessor producer won high marks for environmental reporting, human capital development, corporate citizenship/philanthropy, corporate governance and stakeholder engagement. Under the EPA’s Green Power Partnership program, Intel has become the largest corporate purchaser of green power in the United States, buying more than 1.3 billion kilowatt hours of renewable energy certificates annually. In 2007, the company recycled 80% of solid waste and recycled or directly re-used 87% of chemical waste. Intel also reclaims more than three million gallons of wastewater every year.

The Parnassus Funds	21

THE PARNASSUS FUND

Summary Portfolio as of September 30, 2008 (unaudited)

Shares	Equities	Market Value	Per Share	Percent of Net Assets
190,000	Teleflex Inc.	$12,063,100	$63.49	5.0%
300,000	Wells Fargo & Co.	11,259,000	37.53	4.7%
560,000	Intel Corp.	10,488,800	18.73	4.4%
800,000	DR Horton Inc.	10,416,000	13.02	4.3%
700,000	Pulte Homes Inc.	9,779,000	13.97	4.1%
24,000	Google Inc.	9,719,760	404.99	4.0%
240,000	American Express Co.	8,503,200	35.43	3.5%
170,000	Target Corp.	8,338,500	49.05	3.5%
270,000	Valero Energy Corp.	8,181,000	30.30	3.4%
60,000	Goldman Sachs Group Inc.	7,680,000	128.00	3.2%
300,000	Toll Brothers Inc.	7,569,000	25.23	3.2%
320,000	Tower Group Inc.	7,539,200	23.56	3.1%
325,000	Cisco Systems Inc.	7,332,000	22.56	3.1%
340,000	Texas Instruments Inc.	7,310,000	21.50	3.0%
220,000	Lam Research Corp.	6,927,800	31.49	2.9%
310,000	Altera Corp.	6,410,800	20.68	2.7%
260,000	Lowe’s Cos., Inc.	6,159,400	23.69	2.6%
390,000	Corning Inc.	6,099,600	15.64	2.5%
400,000	Applied Materials Inc.	6,052,000	15.13	2.5%
600,000	Ciena Corp.	6,048,000	10.08	2.5%
1,500,000	Powerwave Technologies Inc.	5,940,000	3.96	2.5%
300,000	KB Home	5,904,000	19.68	2.5%
130,000	Waste Management Inc.	4,093,700	31.49	1.7%
420,000	First Horizon National Corp.	3,990,000	9.50	1.7%
120,000	Walgreen Co.	3,715,200	30.96	1.6%
180,000	Valeant Pharmaceuticals International	3,684,600	20.47	1.5%
280,300	Seagate Technology	3,397,236	12.12	1.4%
100,000	Autodesk Inc.	3,355,000	33.55	1.4%
80,000	ProLogis	3,301,600	41.27	1.4%
90,000	Graco Inc.	3,204,900	35.61	1.3%
85,000	Best Buy Co., Inc.	3,187,500	37.50	1.3%
45,000	3M Co.	3,073,950	68.31	1.3%
110,000	Cymer Inc.	2,786,300	25.33	1.2%
100,000	W&T Offshore Inc.	2,729,000	27.29	1.1%
118,000	Cognizant Technology Solutions Corp.	2,693,940	22.83	1.1%
120,000	Cognex Corp.	2,419,200	20.16	1.0%
70,000	Sysco Corp.	2,158,100	30.83	0.9%
60,000	WD-40 Co.	2,155,800	35.93	0.9%
1,000,000	Lattice Semiconductor Corp.	2,060,000	2.06	0.9%
50,000	Intuit Inc.	1,580,500	31.61	0.7%
75,000	Whole Foods Market Inc.	1,502,250	20.03	0.6%
35,000	Cooper Industries Ltd.	1,398,250	39.95	0.6%
100,000	SLM Corp.	1,234,000	12.34	0.5%
40,000	Microchip Technology Inc.	1,177,200	29.43	0.5%
25,000	Paychex Inc.	825,750	33.03	0.3%
30,000	Citrix Systems Inc.	757,800	25.26	0.3%
35,000	Quicksilver Resources Inc.	687,050	19.63	0.3%

	Total investment in equities	$236,888,986		98.7%
	Total short-term securities	$1,927,644		0.8%
	Other assets and liabilities	$1,190,960		0.5%

	Total net assets	$240,007,590		100.0%

	Net asset value as of September 30, 2008	$32.89

22	The Parnassus Funds

THE PARNASSUS EQUITY INCOME FUND

Summary Portfolio as of September 30, 2008 (unaudited)

Shares	Equities	Market Value	Per Share	Percent of Net Assets
2,700,000	Microsoft Corp.	$72,063,000	$26.69	4.8%
160,000	Google Inc.	64,798,400	404.99	4.3%
835,000	Johnson & Johnson	57,848,800	69.28	3.8%
825,000	3M Co.	56,355,750	68.31	3.7%
1,175,000	JPMorgan Chase & Co.	54,872,500	46.70	3.6%
835,000	Teleflex Inc.	53,014,150	63.49	3.5%
1,215,000	Wells Fargo & Co.	45,598,950	37.53	3.0%
1,400,000	Waste Management Inc.	44,086,000	31.49	2.9%
1,285,000	Black Hills Corp.	39,924,950	31.07	2.6%
1,225,000	Sysco Corp.	37,766,750	30.83	2.5%
800,000	Energen Corp.	36,224,000	45.28	2.4%
580,000	AFLAC Inc.	34,075,000	58.75	2.2%
465,000	Procter & Gamble Co.	32,405,850	69.69	2.1%
1,106,200	MDU Resources Group Inc.	32,079,800	29.00	2.1%
802,900	Cooper Industries Ltd.	32,075,855	39.95	2.1%
650,000	Cardinal Health Inc.	32,032,000	49.28	2.1%
425,000	Danaher Corp.	29,495,000	69.40	1.9%
950,000	IDEX Corp.	29,469,000	31.02	1.9%
625,000	XTO Energy Inc.	29,075,000	46.52	1.9%
650,000	ProLogis	26,825,500	41.27	1.8%
550,000	Ecolab Inc.	26,686,000	48.52	1.8%
300,000	Genentech Inc.	26,604,000	88.68	1.8%
245,000	Apache Corp.	25,548,600	104.28	1.7%
800,000	Intuit Inc.	25,288,000	31.61	1.7%
720,000	Pentair Inc.	24,890,400	34.57	1.6%
625,000	Accenture Ltd.	23,750,000	38.00	1.6%
400,000	Smith International Inc.	23,456,000	58.64	1.6%
325,000	Laboratory Corp.	22,587,500	69.50	1.5%
525,000	Automatic Data Processing Inc.	22,443,750	42.75	1.5%
750,000	Microchip Technology Inc.	22,072,500	29.43	1.5%
475,000	Teva Pharmaceutical Industries Ltd. (ADR)	21,750,250	45.79	1.4%
925,000	Cisco Systems Inc.	20,868,000	22.56	1.4%
500,000	Chemed Corp.	20,530,000	41.06	1.4%
723,400	W&T Offshore Inc.	19,741,586	27.29	1.3%
946,221	Jack Henry & Associates Inc.	19,236,673	20.33	1.3%
487,500	McCormick & Co.	18,744,375	38.45	1.2%
245,000	Praxair Inc.	17,576,300	71.74	1.2%
250,000	Rohm & Haas Co.	17,500,000	70.00	1.2%
750,000	Pepco Holdings Inc.	17,182,500	22.91	1.1%
550,000	Otter Tail Corp.	16,901,500	30.73	1.1%
900,000	Intel Corp.	16,857,000	18.73	1.1%
531,400	AGL Resources Inc.	16,675,332	31.38	1.1%
300,000	Novartis AG (ADR)	15,852,000	52.84	1.0%
725,000	Southern Union Co.	14,971,250	20.65	1.0%
600,000	Cognizant Technology Solutions Corp.	13,698,000	22.83	0.9%
365,000	WD-40 Co.	13,114,450	35.93	0.9%
100,000	International Business Machines Corp.	11,696,000	116.96	0.8%
140,000	Gen-Probe Inc.	7,427,000	53.05	0.5%
200,000	Ormat Technologies Inc.	7,266,000	36.33	0.5%
300,000	Williams Cos., Inc.	7,095,000	23.65	0.5%
87,000	Genzyme Corp.	7,037,430	80.89	0.5%
225,000	Valero Energy Corp.	6,817,500	30.30	0.5%
130,000	Northwest Natural Gas Co.	6,760,000	52.00	0.5%

The Parnassus Funds	23

THE PARNASSUS EQUITY INCOME FUND

Summary Portfolio as of September 30, 2008 (unaudited) continued

Shares	Equities	Market Value	Per Share	Percent of Net Assets
72,800	Amazon.com Inc.	$5,296,928	$72.76	0.3%
200,000	Citrix Systems Inc.	5,052,000	25.26	0.3%
200,000	IMS Health Inc.	3,782,000	18.91	0.2%
178,987	Valeant Pharmaceuticals International	3,663,864	20.47	0.2%
33,000	Transocean Inc.	3,624,720	109.84	0.2%
35,000	Diamond Offshore Inc.	3,607,100	103.06	0.2%
50,000	Salesforce.com Inc.	2,420,000	48.40	0.2%
100,000	Applied Materials Inc.	1,513,000	15.13	0.1%

	Total investment in equities	$1,447,670,763		95.6%

Principal Amount $	Community Loans	Market Value	Per Share	Percent of Net Assets
1,000,000	MicroVest I, LP Note
	5.875%, due 10/15/2009	$946,904		0.1%
500,000	MicroVest I, LP Note
	5.875%, due 03/15/2010	456,438		0.0%

	Total investment in community loans	$1,403,342		0.1%
	Total long-term investments	$1,449,074,105		95.7%
	Total short-term securities	$118,963,198		7.9%
	Other assets and liabilities	$(53,135,509)		-3.6%

	Total net assets	$1,514,901,794		100.0%

	Net asset value as of September 30, 2008
	Investor shares	$23.95
	Institutional shares	$24.00

24	The Parnassus Funds

THE PARNASSUS MID - CAP FUND

Summary Portfolio as of September 30, 2008 (unaudited)

Shares	Equities	Market Value	Per Share	Percent of Net Assets
6,000	Teleflex Inc.	$380,940	$63.49	6.3%
26,000	DR Horton Inc.	338,520	13.02	5.6%
10,000	Microchip Technology Inc.	294,300	29.43	4.9%
10,000	Citrix Systems Inc.	252,600	25.26	4.2%
8,000	Lam Research Corp.	251,920	31.49	4.2%
18,000	Pulte Homes Inc.	251,460	13.97	4.2%
7,500	Intuit Inc.	237,075	31.61	3.9%
10,000	Cognizant Technology Solutions Corp.	228,300	22.83	3.8%
18,000	Seagate Technology	218,160	12.12	3.6%
5,500	Best Buy Co., Inc.	206,250	37.50	3.4%
6,500	Waste Management Inc.	204,685	31.49	3.4%
19,000	NVIDIA Corp.	203,490	10.71	3.4%
21,000	First Horizon National Corp.	199,500	9.50	3.3%
9,000	Altera Corp.	186,120	20.68	3.1%
6,000	Nordstrom Inc.	172,920	28.82	2.9%
9,000	IMS Health Inc.	170,190	18.91	2.9%
6,500	Toll Brothers Inc.	163,995	25.23	2.8%
5,000	Sysco Corp.	154,150	30.83	2.6%
4,000	Sunoco Inc.	142,320	35.58	2.4%
3,000	ProLogis	123,810	41.27	2.1%
3,500	Autodesk Inc.	117,425	33.55	2.0%
4,000	MDU Resources Group Inc.	116,000	29.00	2.0%
3,500	Paychex Inc.	115,605	33.03	1.9%
4,500	Coach Inc.	112,680	25.04	1.9%
21,000	Micron Technology Inc.	85,050	4.05	1.4%
2,000	Cooper Industries Ltd.	79,900	39.95	1.3%
4,000	Synopsys Inc.	79,800	19.95	1.3%
2,500	Linear Technology Corp.	76,650	30.66	1.3%
3,000	SEI Investments Co.	66,600	22.20	1.1%
4,000	Liz Claiborne Inc.	65,720	16.43	1.1%
3,000	Southern Union Co.	61,950	20.65	1.0%
5,000	SLM Corp.	61,700	12.34	1.0%
3,000	Whole Foods Market Inc.	60,090	20.03	1.0%

	Total investment in equities	$5,479,875		91.3%
	Total short-term securities	$447,558		7.5%
	Other assets and liabilities	$76,489		1.2%

	Total net assets	$6,003,922		100.0%

	Net asset value as of September 30, 2008	$15.75

The Parnassus Funds	25

THE PARNASSUS SMALL - CAP FUND

Summary Portfolio as of September 30, 2008 (unaudited)

Shares	Equities	Market Value	Per Share	Percent of Net Assets
45,000	Energen Corp.	$2,037,600	$45.28	5.2%
38,000	Nordson Corp.	1,866,180	49.11	4.8%
68,000	W&T Offshore Inc.	1,855,720	27.29	4.8%
50,000	Ormat Technologies Inc.	1,816,500	36.33	4.7%
175,000	Ciena Corp.	1,764,000	10.08	4.5%
70,000	Tower Group Inc.	1,649,200	23.56	4.2%
46,000	Graco Inc.	1,638,060	35.61	4.2%
50,000	Otter Tail Corp.	1,536,500	30.73	3.9%
48,000	IDEX Corp.	1,488,960	31.02	3.8%
47,000	Black Hills Corp.	1,460,290	31.07	3.7%
45,000	AGL Resources Inc.	1,412,100	31.38	3.6%
70,000	Whole Foods Market Inc.	1,402,100	20.03	3.6%
50,000	Administaff Inc.	1,361,000	27.22	3.5%
20,000	Teleflex Inc.	1,269,800	63.49	3.3%
55,000	KB Home	1,082,400	19.68	2.8%
53,000	Quicksilver Resources Inc.	1,040,390	19.63	2.7%
85,000	Mentor Graphics Corp.	964,750	11.35	2.5%
95,000	Mitcham Industries Inc.	958,550	10.09	2.5%
37,000	Cymer Inc.	937,210	25.33	2.4%
60,000	Pulte Homes Inc.	838,200	13.97	2.2%
40,000	Southern Union Co.	826,000	20.65	2.1%
38,000	Synopsys Inc.	758,100	19.95	1.9%
35,000	Mariner Energy Inc.	717,500	20.50	1.8%
65,000	Align Technology Inc.	703,950	10.83	1.8%
170,000	Powerwave Technologies Inc.	673,200	3.96	1.7%
30,000	Websense Inc.	670,500	22.35	1.7%
21,000	Computer Programs & Systems Inc.	607,950	28.95	1.6%
20,000	Toll Brothers Inc.	504,600	25.23	1.3%
12,500	WD-40 Co.	449,125	35.93	1.2%
25,000	K-Swiss Inc.	435,000	17.40	1.1%
20,000	Group 1 Automotive Inc.	434,600	21.73	1.1%
50,000	Harmonic Inc.	422,500	8.45	1.1%
10,000	Chemed Corp.	410,600	41.06	1.1%
20,000	Jack Henry & Associates Inc.	406,600	20.33	1.0%
190,000	Lattice Semiconductor Corp.	391,400	2.06	1.0%
40,000	First Horizon National Corp.	380,000	9.50	1.0%
100,000	O2Micro International Ltd. (ADR)	363,000	3.63	0.9%
11,000	Baldor Electric Co.	316,910	28.81	0.8%
15,000	Cognex Corp.	302,400	20.16	0.8%
8,000	Simpson Manufacturing Co., Inc.	216,720	27.09	0.6%
10,000	Valeant Pharmaceuticals International	204,700	20.47	0.5%
18,000	Build-A-Bear Workshop Inc.	131,040	7.28	0.3%

	Total investment in equities	$38,705,905		99.3%
	Total short-term securities	$592,603		1.5%
	Other assets and liabilities	$(309,068)		-0.8%

	Total net assets	$38,989,440		100.0%

	Net asset value as of September 30, 2008	$17.53

26	The Parnassus Funds

THE PARNASSUS WORKPLACE FUND

Summary Portfolio as of September 30, 2008 (unaudited)

Shares	Equities	Market Value	Per Share	Percent of Net Assets
3,000	Goldman Sachs Group Inc.	$384,000	$128.00	5.7%
9,000	Wells Fargo & Co.	337,770	37.53	5.0%
13,000	Citrix Systems Inc.	328,380	25.26	4.9%
800	Google Inc.	323,992	404.99	4.8%
15,000	Texas Instruments Inc.	322,500	21.50	4.8%
20,000	Corning Inc.	312,800	15.64	4.6%
4,500	3M Co.	307,395	68.31	4.6%
10,000	Valero Energy Corp.	303,000	30.30	4.5%
8,500	Graco Inc.	302,685	35.61	4.5%
8,500	American Express Co.	301,155	35.43	4.5%
15,000	Intel Corp.	280,950	18.73	4.2%
5,500	Nordson Corp.	270,105	49.11	4.0%
8,000	Walgreen Co.	247,680	30.96	3.7%
10,000	SEI Investments Co.	222,000	22.20	3.3%
4,500	Target Corp.	220,725	49.05	3.2%
11,000	Whole Foods Market Inc.	220,330	20.03	3.2%
6,500	Simpson Manufacturing Co., Inc.	176,085	27.09	2.6%
8,500	Altera Corp.	175,780	20.68	2.6%
5,500	Intuit Inc.	173,855	31.61	2.5%
6,000	Baldor Electric Co.	172,860	28.81	2.5%
5,000	Paychex Inc.	165,150	33.03	2.4%
17,000	First Horizon National Corp.	161,500	9.50	2.4%
4,500	Autodesk Inc.	150,975	33.55	2.2%
5,000	Cisco Systems Inc.	112,800	22.56	1.7%
3,000	Microsoft Corp.	80,070	26.69	1.2%
1,500	Novartis AG (ADR)	79,260	52.84	1.2%
2,000	Canon Inc. (ADR)	75,500	37.75	1.1%
6,000	Seagate Technology	72,720	12.12	1.1%
2,000	WD-40 Co.	71,860	35.93	1.1%
3,000	Xilinx Inc.	70,350	23.45	1.0%
2,000	Linear Technology Corp.	61,320	30.66	0.9%
1,500	Adobe Systems Inc.	59,205	39.47	0.9%
1,000	AFLAC Inc.	58,750	58.75	0.9%
1,000	QUALCOMM Inc.	42,970	42.97	0.6%
500	Nordstrom Inc.	14,410	28.82	0.2%

	Total investment in equities	$6,660,887		98.6%
	Total short-term securities	$354,294		5.2%
	Other assets and liabilities	$(259,474)		-3.8%

	Total net assets	$6,755,707		100.0%

	Net asset value as of September 30, 2008	$16.32

The Parnassus Funds	27

THE PARNASSUS FIXED - INCOME FUND

Summary Portfolio as of September 30, 2008 (unaudited)

Principal Amount $	Convertible Bonds	Market Value	Per Share	Percent of Net Assets
2,500,000	Prologis Convertible Bond
	Notes, 1.88%, due 11/15/2037	$1,743,750	$69.75	1.8%
1,500,000	Maxtor Corp. Convertible Bond
	Notes, 6.80%, due 04/30/2010	1,477,500	98.50	1.5%
1,000,000	Intel Corp. Convertible Bond
	Notes, 2.95%, due 12/15/2035	873,750	87.38	0.9%

	Total investment in convertible bonds	$4,095,000		4.2%

Principal Amount $	Corporate Bonds	Market Value	Per Share	Percent of Net Assets
3,000,000	Genentech Inc.
	Notes, 4.75%, due 07/15/2015	$2,786,541	$92.88	2.9%
2,800,000	Cisco Systems Inc.
	Notes, 5.50%, due 02/22/2016	2,690,584	96.09	2.8%
2,000,000	Wells Fargo & Co.
	Notes, 5.13%, due 09/15/2016	1,728,284	86.41	1.8%
2,000,000	American Express Co.
	Notes, 5.50%, due 09/12/2016	1,706,874	85.34	1.8%
2,000,000	Merrill Lynch & Co., Inc.
	Notes, 6.50%, due 07/15/2018	1,683,412	84.17	1.8%
1,500,000	Goldman Sachs Inc.
	Notes, 5.75%, due 10/01/2016	1,216,671	81.11	1.3%
1,000,000	Verizon Communications Inc.
	Notes, 5.55%, due 02/15/2016	921,600	92.16	1.0%
1,000,000	Goldman Sachs Inc.
	Notes, 5.63%, due 01/15/2017	709,787	70.98	0.7%
500,000	Wells Fargo Financial Inc.
	Notes, 6.85%, due 07/15/2009	500,570	100.11	0.5%
500,000	Bank One Corp.
	Notes, 6.00%, due 02/17/2009	496,629	99.33	0.5%
500,000	Goldman Sachs Inc.
	Notes, 6.65%, due 05/15/2009	489,902	97.98	0.5%
400,000	Target Corp.
	Notes, 7.50%, due 08/15/2010	426,570	106.64	0.4%

	Total investment in corporate bonds	$15,357,424		16.0%

Shares	Equities	Market Value	Per Share	Percent of Net Assets
30,000	ONEOK Inc.	$1,032,000	$34.40	1.1%

28	The Parnassus Funds

Summary Portfolio as of September 30, 2008 (unaudited) continued

Principal Amount $	U.S. Government Agency Bonds	Market Value	Per Share	Percent of Net Assets
8,000,000	Fannie Mae
	4.35%, due 01/25/2010	$8,096,424	$101.21	8.4%
3,000,000	Federal Farm Credit Bank
	5.41%, due 11/07/2016	3,041,412	101.38	3.2%
2,000,000	Federal Home Loan Bank System
	5.50%, due 11/17/2016	2,035,726	101.79	2.1%
2,000,000	Fannie Mae
	5.25%, due 01/15/2009	2,011,358	100.57	2.1%
1,500,000	Federal Home Loan Bank System
	5.25%, due 09/12/2014	1,559,217	103.95	1.6%
1,500,000	Federal Home Loan Bank System
	5.00%, due 09/14/2012	1,558,591	103.91	1.6%
1,500,000	Federal Home Loan Bank System
	5.25%, due 06/12/2009	1,520,897	101.39	1.6%
1,500,000	Federal Home Loan Bank System
	5.13%, due 03/10/2017	1,506,858	100.46	1.6%

	Total investment in U.S. government agency bonds	$21,330,483		22.2%

Principal Amount $	U.S. Government Treasury Bonds	Market Value	Per Share	Percent of Net Assets
5,000,000	U.S. Treasury
	4.50%, due 02/28/2011	$5,289,455	$105.79	5.5%
3,000,000	U.S. Treasury
	4.25%, due 08/15/2013	3,184,452	106.15	3.3%
2,395,280	U.S. Treasury (TIPS)
	1.88%, due 07/15/2013	2,388,168	99.70	2.5%
2,000,000	U.S. Treasury
	4.63%, due 11/15/2016	2,131,876	106.59	2.2%
1,049,970	U.S. Treasury (TIPS)
	1.63%, due 01/15/2018	994,519	94.72	1.1%

	Total investment in U.S. government treasury bonds	$13,988,470		14.6%
	Total long-term investments	$55,803,377		58.1%
	Total short-term securities	$41,925,528		43.7%
	Other assets and liabilities	$(1,716,211)		-1.8%

	Total net assets	$96,012,694		100.0%

	Net asset value as of September 30, 2008	$15.78

The Parnassus Funds	29

THE PARNASSUS FUNDSSM

1 Market Street, Suite 1600 San Francisco, CA 94105

(800) 999-3505 (415) 778-0200

www.parnassus.com

Investment Adviser

Parnassus Investments

1Market Street, Suite 1600

San Francisco, CA 94105

Legal Counsel

Foley & Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

50 Fremont Street

San Francisco, CA 94105

Distributor

Parnassus Funds Distributor

1Market Street, Suite 1600

San Francisco, CA 94105

This report must be preceded or accompanied by a current prospectus.

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